================================================================================

                                  SCHEDULE 14A
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                               (Amendment No. __)

Filed by Registrant [X]
Filed by a Party other than the Registrant [_]


Check the appropriate box:
[_]    Preliminary Proxy Statement
[_]    Confidential, for Use of the Commission Only
       (as permitted by Rule 14a-6(e)(2))
[X]    Definitive Proxy Statement
[_]    Definitive Additional Materials
[_]    Soliciting Material Under Rule 14a-12


                           SELIGMAN INCOME FUND, INC.
                (Name of Registrant as Specified In Its Charter)

                                 NOT APPLICABLE
    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]    No fee required
[_]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
       (1) Title of each class of securities to which transaction applies:

              -------------------------------------------------------------
       (2)    Aggregate number of securities to which transaction applies:

              -------------------------------------------------------------
       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(set forth the amount on which the filing fee is calculated and state how it was determined):

              -------------------------------------------------------------
       (4)    Proposed maximum aggregate value of transaction:

              --------------------------------------------------------------
       (5)    Total fee paid:

              -----------------------------------------------------------

[_]    Fee paid previously with preliminary materials: _________________________
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
       (1)    Amount previously paid:

              -------------------------------------
       (2)    Form, Schedule or Registration Statement No.:

              -------------------------------------
       (3)    Filing Party:

              -------------------------------------
       (4)    Date Filed:

              -------------------------------------

                           SELIGMAN INCOME FUND, INC.
                    100 Park Avenue, New York, New York 10017
                     New York City Telephone (212) 850-1864
                       Toll-Free Telephone (800) 221-2450


            For questions about the proposals or voting your shares,
       please call Georgeson Shareholder Communications, Inc., the Fund's proxy solicitor, toll free at 1-866-540-0938.


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON NOVEMBER 1, 2002

To the Shareholders:

      A Special Meeting of Shareholders (the "Meeting") of Seligman Income Fund, Inc., a Maryland corporation (the "Fund"), will be held at 100 Park Avenue, on November 1, 2002 at 10:00 A.M., for the following purposes:

      (1)   To elect twelve Directors;

      (2) To ratify or reject the selection of Deloitte & Touche LLP as auditors of the Fund for 2002;

      (3) To act on proposals to amend the Fund's investment objectives and eliminate a fundamental investment policy;

      (4) To act on proposals to amend or eliminate certain of the Fund's fundamental investment restrictions; and

      (5) To transact any other business that may lawfully come before the Meeting or any adjournment thereof;

all as set forth in the Proxy Statement accompanying this Notice.

      The close of business on August 30, 2002 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting or any adjournment thereof.

                                       By order of the Board of Directors,

                                       /s/ Frank J. Nasta

                                                            Secretary


Dated:  New York, New York, October 1, 2002


                                   ----------

                             YOUR VOTE IS IMPORTANT
                        NO MATTER HOW MANY SHARES YOU OWN

PLEASE INDICATE YOUR VOTE ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. YOU MAY ALSO VOTE BY TELEPHONE OR THROUGH THE INTERNET. PLEASE REFER TO YOUR PROXY CARD FOR COMPLETE VOTING INSTRUCTIONS. IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN RESPONDING PROMPTLY. A PROXY WILL NOT BE REQUIRED FOR ADMISSION TO THE MEETING.

                                                                 October 1, 2002


                           SELIGMAN INCOME FUND, INC.

                    100 PARK AVENUE, NEW YORK, NEW YORK 10017

                                 PROXY STATEMENT

                                     FOR THE
         SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 1, 2002


      This Proxy Statement is furnished to you in connection with the solicitation of Proxies by the Board of Directors of Seligman Income Fund, Inc. (the "Fund") to be used at the Special Meeting of Shareholders (the "Meeting") to be held at 100 Park Avenue, on November 1, 2002. It is expected that the Notice of Special Meeting, Proxy Statement and form of Proxy will first be mailed to shareholders on or about October 1, 2002.


      If the accompanying form of Proxy is executed properly and returned, shares represented by it will be voted at the Meeting. If you give instructions, your shares will be voted in accordance with your instructions. If you return your executed Proxy without instructions, your shares will be voted (i) for the election of twelve Directors, (ii) for the ratification of the selection of auditors, (iii) for proposals to amend the Fund's investment objectives and eliminate a fundamental investment policy, (iv) for proposals to amend or eliminate certain of the Fund's fundamental investment restrictions, and (v) at the discretion of the Proxy holders, on such other matters as may lawfully come before the Meeting or any adjournment thereof. You may revoke your Proxy at any time prior to its exercise by written notice to the Fund (Attention: Secretary), subsequent execution and return of another Proxy prior to the Meeting, submitting a subsequent telephone vote, submitting a subsequent internet vote or giving notice in person at the Meeting.

      The close of business on August 30, 2002 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting or any adjournment thereof. On that date, the Fund had outstanding 8,574,698 shares of Class A capital stock, 1,289,551 shares of Class B capital stock, 664,621 shares of Class C capital stock and 1,675,822 shares of Class D capital stock, each share being entitled to one vote. All such classes will vote together as a single class on all matters brought before the Meeting.

      For all matters on which a vote of a majority of the outstanding voting securities of the Fund is required (Proposals 3 and 4), an abstention or broker non-vote will have the same effect as a vote against the proposal. For all matters on which the affirmative vote of a majority of the votes cast at a meeting is required (Proposal 2) and for the election of Directors (Proposal 1), an abstention or broker non-vote will not be considered a vote cast.

      In the event that a quorum is not represented at the Meeting or, even if a quorum is so represented, in the event that sufficient votes in favor of any management proposal are not received by November 1, 2002, the persons named as Proxies may propose and vote for one or more adjournments of the Meeting if a quorum is not represented or, if a quorum is so represented, only with respect to such management proposal, with no notice other than an announcement at the Meeting, and further solicitation may be made. Shares represented by Proxies indicating a vote against a management proposal will be voted against adjournment in respect of that proposal.


      The Fund's manager is J. & W. Seligman & Co. Incorporated (the "Manager"). The Fund's distributor is Seligman Advisors, Inc. The Fund's shareholder service agent is Seligman Data Corp. The address of each of these entities is 100 Park Avenue, New York, NY 10017. The Fund will furnish, without charge, a copy of its most recent annual and semi-annual reports to any shareholder upon request to Seligman Data Corp. at 1-800-221-2450.


      If you have elected to receive one Proxy Statement for all accounts maintained by members of your household, the Fund undertakes to deliver promptly a separate copy of the Proxy Statement for a separate account upon written or oral request.


                            A. ELECTION OF DIRECTORS
                            ------------------------
                                  (Proposal 1)

      The Fund's Board of Directors (the "Board") is presently comprised of twelve Directors. At the Meeting, these Directors will be nominated for election to hold office until the next meeting at which Director elections are held or until their successors are elected and qualify.

      It is the intention of the persons named in the accompanying form of Proxy to vote for the election of John R. Galvin, Paul C. Guidone, Alice S. Ilchman, Frank A. McPherson, John E. Merow, Betsy S. Michel, William C. Morris, Leroy C. Richie, James Q. Riordan, Robert L. Shafer, James N. Whitson and Brian T. Zino. Each of the foregoing individuals has consented to be a nominee. Each of the nominees, with the exception of Messrs. Guidone and Richie, previously has been elected by the shareholders at the Fund's special meeting of shareholders held in 1995. Messrs. Guidone and Richie were elected by the Board on May 16, 2002 and September 21, 2000, respectively. Each of the nominees has been recommended by the Director Nominating Committee of the Board.

      Each nominee has agreed to serve if elected. There is no reason to believe that any of the nominees will become unavailable for election as a Director of the Fund, but if that should occur before the Meeting, Proxies will be voted for the persons the Board recommends.

Information about each of the Directors of the Fund appears below.

                   INFORMATION REGARDING NOMINEES FOR ELECTION

                                                                      NUMBER OF
                                                                     PORTFOLIOS
                          LENGTH                                       IN FUND
                         OF TIME    PRINCIPAL OCCUPATION(S) DURING   COMPLEX TO
     NAME (AGE) AND     SERVED AS    PAST 5 YEARS, DIRECTORSHIPS     BE OVERSEEN
  POSITION WITH FUND*   DIRECTOR        AND OTHER INFORMATION        BY DIRECTOR
  --------------------- --------- ---------------------------------- -----------

INDEPENDENT DIRECTOR NOMINEES

 John R. Galvin (73)       1995   Dean Emeritus,  Fletcher School of      61
      DIRECTOR           to Date  Law   and   Diplomacy   at   Tufts
                                  University,  Medford,  MA. General
    [PHOTO OMITTED]               Galvin is a Director or Trustee of
                                  each of the  investment  companies
                                  of the  Seligman  Group of Funds.+
                                  He is also  Chairman  Emeritus  of
                                  the  American  Council on Germany.
                                  He was  formerly a Governor of the
                                  Center for Creative Leadership;  a
                                  Director   of   Raytheon   Company
                                  (defense      and       commercial
                                  electronics); and a Trustee of the
                                  Institute  for  Defense  Analysis.
                                  From  June 1987 to June  1992,  he
                                  was the Supreme Allied  Commander,
                                  Europe and the Commander-in-Chief,
                                  United States European Command.

 Alice S. Ilchman (67)    1991    President Emeritus, Sarah Lawrence   61
        DIRECTOR         to Date  College,   Bronxville,   NY.   Dr.
    [PHOTO OMITTED]               Ilchman is a  Director  or Trustee
                                  of   each   of   the    investment
                                  companies of the Seligman Group of
                                  Funds.+  She is also  Director  of
                                  the  Jeannette  K.  Watson  Summer
                                  Fellowships   (summer  internships
                                  for college  students);  a Trustee
                                  of Save  the  Children  (nonprofit
                                  child-assistance organization) and
                                  the    Committee    for   Economic
                                  Development;  a  Governor  of  the
                                  Court of Governors,  London School
                                  of  Economics;  and a Director  of
                                  the  Public  Broadcasting  Service
                                  (PBS).   She  was   formerly   the
                                  Chairman   of   the    Rockefeller
                                  Foundation (charitable foundation)
                                  and  a   Director   of  New   York
                                  Telephone Company.

Frank A. McPherson (69)    1995   Retired  Chairman of the Board and      61
       DIRECTOR          to Date  Chief    Executive    Officer   of
    [PHOTO OMITTED]               Kerr-McGee  Corporation,  Oklahoma
                                  City,  OK  (a  diversified  energy
                                  company).   Mr.   McPherson  is  a
                                  Director or Trustee of each of the
                                  investment    companies   of   the
                                  Seligman  Group of  Funds.+  He is
                                  also a  Director  of  Conoco  Inc.
                                  (oil  and  gas   exploration   and
                                  production),    Integris    Health
                                  (owner of various hospitals),  BOK
                                  Financial (bank holding  company),
                                  Oklahoma  Chapter  of  the  Nature
                                  Conservancy,    Oklahoma   Medical
                                  Research   Foundation,   Boys  and
                                  Girls Clubs of Oklahoma,  Oklahoma
                                  City Public Schools Foundation and
                                  Oklahoma Foundation for Excellence
                                  in  Education.  He was  formerly a
                                  Director     of     Kimberly-Clark
                                  Corporation (consumer products).

                                                                      NUMBER OF
                                                                     PORTFOLIOS
                          LENGTH                                       IN FUND
                         OF TIME    PRINCIPAL OCCUPATION(S) DURING   COMPLEX TO
     NAME (AGE) AND     SERVED AS    PAST 5 YEARS, DIRECTORSHIPS     BE OVERSEEN
  POSITION WITH FUND*   DIRECTOR        AND OTHER INFORMATION        BY DIRECTOR
  --------------------- --------- ---------------------------------- -----------

  John E. Merow (72)       1970   Retired    Chairman   and   Senior      61
       DIRECTOR          to Date  Partner,  Sullivan & Cromwell, New
    [PHOTO OMITTED]               York, NY (law firm).  Mr. Merow is
                                  a  Director  or Trustee of each of
                                  the  investment  companies  of the
                                  Seligman  Group of  Funds.+  He is
                                  also a  Director  of  Commonwealth
                                  Industries,  Inc. (manufacturer of
                                  aluminum sheet products); Director
                                  and   Treasurer   of  the  Foreign
                                  Policy    Association;    Director
                                  Emeritus  of  the   Municipal  Art
                                  Society of New York;  Trustee  and
                                  Secretary of the U.S.  Council for
                                  International Business; Trustee of
                                  New  York-Presbyterian   Hospital;
                                  Trustee  and Vice  Chairman of New
                                  York-Presbyterian       Healthcare
                                  System,  Inc.; and a Member of the
                                  American Law Institute and Council
                                  on Foreign Relations.

  Betsy S. Michel (60)     1984   Attorney,   Gladstone,   NJ.   Ms.      61
        DIRECTOR         to Date  Michel is a Director or Trustee of
    [PHOTO OMITTED]               the  investment  companies  of the
                                  Seligman Group of Funds.+ She is a
                                  Trustee of the  Geraldine R. Dodge
                                  Foundation (charitable foundation)
                                  and    World    Learning,     Inc.
                                  (charitable  foundation).  She was
                                  formerly  Chairman of the Board of
                                  Trustees  of St.  George's  School
                                  (Newport, RI).

  Leroy C. Richie (61)     2000   Chairman   and   Chief   Executive      60
        DIRECTOR         to Date  Officer,  Q  Standards  Worldwide,
    [PHOTO OMITTED]               Inc.,  Birmingham,  MI (library of
                                  technical  standards).  Mr. Richie
                                  is a  Director  or Trustee of each
                                  of the investment companies of the
                                  Seligman Group of Funds,+ with the
                                  exception    of   Seligman    Cash
                                  Management Fund, Inc. He is also a
                                  Director of Kerr-McGee Corporation
                                  (a diversified energy company) and
                                  Infinity,   Inc.   (oil   and  gas
                                  services  and  exploration);   and
                                  Director  and Chairman of Highland
                                  Park Michigan Economic Development
                                  Corp. He was formerly a Trustee of
                                  New  York  University  Law  Center
                                  Foundation;  Vice  Chairman of the
                                  Detroit  Medical  Center  and  the
                                  Detroit  Economic Growth Corp; and
                                  Chairman   and   Chief   Executive
                                  Officer   of    Capital    Coating
                                  Technologies,     Inc.    (applied
                                  coating  technologies).  From 1990
                                  through 1997,  Mr. Richie was Vice
                                  President  and  General   Counsel,
                                  Automotive   Legal   Affairs,   of
                                  Chrysler Corporation.

                                                                      NUMBER OF
                                                                     PORTFOLIOS
                          LENGTH                                       IN FUND
                         OF TIME    PRINCIPAL OCCUPATION(S) DURING   COMPLEX TO
     NAME (AGE) AND     SERVED AS    PAST 5 YEARS, DIRECTORSHIPS     BE OVERSEEN
  POSITION WITH FUND*   DIRECTOR        AND OTHER INFORMATION        BY DIRECTOR
  --------------------- --------- ---------------------------------- -----------

 James Q. Riordan (75)     1991   Director,  various  organizations,      61
       DIRECTOR          to Date  Stuart,   FL.  Mr.  Riordan  is  a
    [PHOTO OMITTED]               Director or Trustee of each of the
                                  investment    companies   of   the
                                  Seligman  Group of  Funds.+  He is
                                  also a Director  or Trustee of the
                                  Houston  Exploration  Company (oil
                                  exploration) and the Committee for
                                  Economic   Development.   He   was
                                  formerly  Vice  Chairman  of Mobil
                                  Corporation     (petroleum     and
                                  petrochemicals);   Co-Chairman  of
                                  the  Policy  Council  of  the  Tax
                                  Foundation;    a   Director    and
                                  President  of Bekaert  Corporation
                                  (high-grade  steel cord,  wire and
                                  fencing products);  and a Director
                                  or  Trustee  of  Tesoro  Petroleum
                                  Companies,   Inc.,   Dow  Jones  &
                                  Company,    Inc.   (business   and
                                  financial      news),      KeySpan
                                  Corporation   (diversified  energy
                                  and   electric    company),    the
                                  Brooklyn  Museum  and  the  Public
                                  Broadcasting Service (PBS).

 Robert L. Shafer (70)     1980   Retired    Vice    President    of      61
        DIRECTOR         to Date  Pfizer   Inc.,    New   York,   NY
    [PHOTO OMITTED]               (pharmaceuticals). Mr. Shafer is a
                                  Director or Trustee of each of the
                                  investment    companies   of   the
                                  Seligman  Group  of  Funds.+  From
                                  1987 through 1997,  Mr. Shafer was
                                  a Director  of USLIFE  Corporation
                                  (life insurance).

 James N. Whitson (67)     1993   Retired  Executive  Vice President      61
        DIRECTOR         to Date  and  Chief  Operating  Officer  of
    [PHOTO OMITTED]               Sammons Enterprises, Inc., Dallas,
                                  TX (diversified  holding company).
                                  Mr.   Whitson  is  a  Director  or
                                  Trustee of each of the  investment
                                  companies of the Seligman Group of
                                  Funds.+ He is also a Director  and
                                  Consultant of Sammons Enterprises,
                                  Inc.  and  a  Director  of  C-SPAN
                                  (cable  television  networks)  and
                                  CommScope,  Inc.  (manufacturer of
                                  coaxial cable).

                                                                      NUMBER OF
                                                                     PORTFOLIOS
                          LENGTH                                       IN FUND
                         OF TIME    PRINCIPAL OCCUPATION(S) DURING   COMPLEX TO
     NAME (AGE) AND     SERVED AS    PAST 5 YEARS, DIRECTORSHIPS     BE OVERSEEN
  POSITION WITH FUND*   DIRECTOR        AND OTHER INFORMATION        BY DIRECTOR
  --------------------- --------- ---------------------------------- -----------

INTERESTED DIRECTOR NOMINEES

Paul C. Guidone ** (44) May 2002  Managing    Director   and   Chief      60
       DIRECTOR          to Date  Investment   Officer,   J.   &  W.
    [PHOTO OMITTED]               Seligman & Co.  Incorporated,  New
                                  York,   NY.   Mr.   Guidone  is  a
                                  Director or Trustee of each of the
                                  investment    companies   of   the
                                  Seligman Group of Funds,+ with the
                                  exception    of   Seligman    Cash
                                  Management Fund, Inc. He is also a
                                  member  of  the   Association   of
                                  Investment      Management     and
                                  Research,  the New York Society of
                                  Security  Analysts  and the London
                                  Society       of        Investment
                                  Professionals.   He  was  formerly
                                  Deputy  Chairman  and Group  Chief
                                  Executive  Officer  of HSBC  Asset
                                  Management  and,  prior  to  that,
                                  Managing    Director   and   Chief
                                  Investment  Officer of  Prudential
                                  Diversified Investments.

William C. Morris** (64)   1988   Chairman,  J. & W.  Seligman & Co.      61
 DIRECTOR, CHAIRMAN OF   to Date  Incorporated,  New York,  NY.  Mr.
  THE BOARD AND CHIEF             Morris  is   Chairman   and  Chief
   EXECUTIVE OFFICER              Executive  Officer  of each of the
    [PHOTO OMITTED]               investment    companies   of   the
                                  Seligman Group of Funds;+ Chairman
                                  of  Seligman  Advisors,  Inc.  and
                                  Seligman      Services,       Inc.
                                  (broker-dealer); and a Director of
                                  Seligman  Data  Corp.  He is  also
                                  Chairman  of Carbo  Ceramics  Inc.
                                  (manufacturer of ceramic proppants
                                  for oil and  gas  industry)  and a
                                  Director of Kerr-McGee Corporation
                                  (a diversified energy company).

                                                                      NUMBER OF
                                                                     PORTFOLIOS
                          LENGTH                                       IN FUND
                         OF TIME    PRINCIPAL OCCUPATION(S) DURING   COMPLEX TO
     NAME (AGE) AND     SERVED AS    PAST 5 YEARS, DIRECTORSHIPS     BE OVERSEEN
  POSITION WITH FUND*   DIRECTOR        AND OTHER INFORMATION        BY DIRECTOR
  --------------------- --------- ---------------------------------- -----------

 Brian T. Zino** (50)      1993   Director  and  President,  J. & W.      61
DIRECTOR AND PRESIDENT   to Date  Seligman & Co.  Incorporated,  New
    [PHOTO OMITTED]               York, NY. Mr. Zino is President of
                                  each of the  investment  companies
                                  of the  Seligman  Group of Funds,+
                                  with  the  exception  of  Seligman
                                  Quality  Municipal  Fund, Inc. and
                                  Seligman  Select  Municipal  Fund,
                                  Inc.  He is  also  a  Director  or
                                  Trustee of each of the  investment
                                  companies of the Seligman Group of
                                  Funds;  Chairman of Seligman  Data
                                  Corp.;  and a Director of Seligman
                                  Advisors,    Inc.   and   Seligman
                                  Services, Inc. (broker-dealer). He
                                  is also a Member  of the  Board of
                                  Governors   of   the    Investment
                                  Company  Institute and Chairman of
                                  ICI Mutual Insurance Company.

--------

+ The Seligman Group of Funds consists of twenty-three registered investment companies (comprising sixty-one portfolios), including the Fund.

*   The address for each nominee is 100 Park Avenue, New York, New York 10017.

** Mr. Guidone, Mr. Morris and Mr. Zino are considered "interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended, by virtue of their positions with the Manager and its affiliates.

      Mr. Whitson is a director and executive committee member of a private company that indirectly controls a broker-dealer and has an option to acquire control of another broker-dealer in 2007. Both broker-dealers distribute the Fund's shares.

BENEFICIAL OWNERSHIP OF SHARES OF THE FUND AND FUNDS OF COMPLEX


      As of September 16, 2002, the nominees beneficially owned shares of the Fund and the investment companies of the Seligman Group of Funds as follows:


                                DOLLAR RANGE         AGGREGATE DOLLAR RANGE OF
                               OF COMMON SHARES        SHARES OWNED IN FUNDS
                                 OF THE FUND         OVERSEEN OR TO BE OVERSEEN
      NAME OF NOMINEE          OWNED BY NOMINEE     BY NOMINEE IN SELIGMAN GROUP
      ---------------          ----------------     ----------------------------

INDEPENDENT DIRECTOR NOMINEES


John R. Galvin                 $1-$10,000                 $10,001-$50,000
Alice S. Ilchman               $10,001-$50,000            Over $100,000
Frank A. McPherson             $1-$10,000                 Over $100,000
John E. Merow                  $50,001-$100,000           Over $100,000
Betsy S. Michel                $10,001-$50,000            Over $100,000
Leroy C. Richie                $1-$10,000                 $10,001-$50,000
James Q. Riordan               $1-$10,000                 Over $100,000
Robert L. Shafer               $1-$10,000                 Over $100,000
James N. Whitson               $10,001-$50,000            Over $100,000


INTERESTED DIRECTOR NOMINEES


Paul C. Guidone                None                       $50,001-$100,000
William C. Morris              $10,001-$50,000            Over $100,000
Brian T. Zino                  $1-$10,000                 Over $100,000

      As of September 16, 2002, all Directors and officers of the Fund as a group beneficially owned less than 1% of the Fund's Class A shares and none of the Fund's Class B, Class C or Class D shares.

      As of September 16, 2002, none of the independent Director nominees or their immediate family members owned any shares of the Manager or Seligman
Advisors, Inc. or in any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Manager or Seligman Advisors, Inc.

BOARD COMMITTEES

      The Board of Directors met six times during the Fund's 2001 fiscal year. The standing committees of the Board include the Board Operations Committee, Audit Committee and Director Nominating Committee. These Committees are comprised solely of Directors who are not "interested persons" of the Fund as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"). The duties of these Committees are described below.

      BOARD OPERATIONS COMMITTEE. This Committee has authority generally to direct the operations of the Board, including the nomination of members of other Board Committees, and the selection of legal counsel for the Fund. The Committee met five times during the Fund's 2001 fiscal year. Members of the Committee are Messrs. McPherson (Chairman), Galvin, Merow, Richie, Riordan, Shafer and Whitson, Dr. Ilchman and Ms. Michel.

      AUDIT COMMITTEE. This Committee assists the Board in its oversight of the Fund's financial reporting process and operates pursuant to a written charter most recently amended on March 15, 2001. The Committee met twice during the Fund's 2001 fiscal year. Members of this Committee are Messrs. Whitson (Chairman), Galvin, Merow and Richie and Ms. Michel.

      DIRECTOR NOMINATING COMMITTEE. This Committee recommends to the Board persons to be nominated for election as Directors by the shareholders and selects and proposes nominees for election by the Board between shareholder meetings. The Committee will consider suggestions from shareholders submitted in writing to the Secretary of the Fund. The Committee met once during the Fund's 2001 fiscal year. Members of this Committee are Messrs. Shafer (Chairman), McPherson and Riordan, and Dr. Ilchman.

EXECUTIVE OFFICERS OF THE FUND

      Information with respect to Executive Officers, other than Messrs. Morris and Zino, is as follows:

                          TERM OF OFFICE
NAME (AGE) AND POSITION    AND LENGTH OF          PRINCIPAL OCCUPATION
    WITH THE FUND*         TIME SERVED**         DURING PAST FIVE YEARS
--------------------------------------------------------------------------------

Ben-Ami Gradwohl (43)      2001 to Date   Mr. Gradwohl is a Managing Director of
VICE PRESIDENT AND                        the Manager.  He is Vice President and
CO-PORTFOLIO MANAGER                      Co-Portfolio   Manager   of   Seligman
                                          Common  Stock  Fund,  Inc.,   Seligman
                                          Tax-Aware    Fund,   Inc.   and   Tri-
                                          Continental   Corporation   and   Vice
                                          President of Seligman Portfolios, Inc.
                                          and Co-Portfolio Manager of its Common
                                          Stock Portfolio and Income  Portfolio.
                                          Mr.  Gradwohl was formerly a Portfolio
                                          Manager at Nicholas-Applegate  Capital
                                          Management from 1996 to 1999.

Christopher J. Mahony (39)     2002       Mr.  Mahony  is  Vice   President  and
VICE PRESIDENT AND                        Investment  Officer  of  the  Manager;
CO-PORTFOLIO MANAGER                      Vice  President and Portfolio  Manager
                                          of Seligman Cash Management Fund, Inc.
                                          and  Seligman  Investment  Grade Fixed
                                          Income Fund,  Inc;  Vice  President of
                                          Seligman  High  Income Fund Series and
                                          Portfolio    Manager   of   its   U.S.
                                          Government Securities Series; and Vice
                                          President of Seligman Portfolios, Inc.
                                          and  Portfolio  Manager  of  its  Cash
                                          Management  Portfolio  and  Investment
                                          Grade Fixed Income  Portfolio  and Co-
                                          Portfolio   Manager   of  its   Income
                                          Portfolio.  He was  formerly  a Senior
                                          Portfolio  Manager at Fort  Washington
                                          Investment  Advisors,  Inc  located in
                                          Cincinnati, Ohio since 1994.

                          TERM OF OFFICE
NAME (AGE) AND POSITION    AND LENGTH OF          PRINCIPAL OCCUPATION
    WITH THE FUND*         TIME SERVED**         DURING PAST FIVE YEARS
--------------------------------------------------------------------------------

Lawrence P. Vogel (46)          VP:       Mr. Vogel is Senior Vice President and
VICE PRESIDENT             1992 to Date   Treasurer,  Investment  Companies,  of
AND TREASURER                 Treas:      the Manager and is Vice  President and
                           2000 to Date   Treasurer  of each  of the  investment
                                          companies  of the  Seligman  Group  of
                                          Funds and of  Seligman  Data Corp.  He
                                          was formerly Seni President,  Finance,
                                          of  the  Manager,  Seligman  Advisors,
                                          Inc.  and  Seligman  Data Corp.;  Vice
                                          President  and  Treasurer  of Seligman
                                          International, Inc.; Vice President of
                                          Seligman Services, Inc.; and Treasurer
                                          of Seligman Henderson Co.

Thomas G. Rose (44)        2000 to Date   Mr.  Rose is  Senior  Vice  President,
VICE PRESIDENT                            Finance,  of  the  Manager,   Seligman
                                          Advisors, Inc. and Seligman Data Corp.
                                          He is  Vice  President  of each of the
                                          investment  companies  of the Seligman
                                          Group  of  Funds.   He  is  also  Vice
                                          President  of Seligman  International,
                                          Inc.  and  Seligman   Services,   Inc.
                                          Formerly,  he was Treasurer of each of
                                          the   investment   companies   of  the
                                          Seligman  Group of Funds and  Seligman
                                          Data Corp.

Frank J. Nasta (37)        1994 to Date   Mr. Nasta is General  Counsel,  Senior
SECRETARY                                 Vice President, Law and Regulation and
                                          Corporate Secretary of the Manager. He
                                          is Secretary of each of the investment
                                          companies   of   the   Seligman  Group
                                          of   Funds.   He  is  also   Corporate
                                          Secretary of Seligman Advisors,  Inc.,
                                          Seligman  Services,   Inc.,   Seligman
                                          International,  Inc. and Seligman Data
                                          Corp.   He  was   formerly   Corporate
                                          Secretary of Seligman Henderson Co.

----------
* The address of each of the foregoing officers is 100 Park Avenue, New York, New York 10017.

** All officers are elected annually by the Board of Directors and serve until their successors are elected and qualify or their earlier resignation.

REMUNERATION OF DIRECTORS AND OFFICERS


      Directors of the Fund who are not employees of the Manager or its affiliates each receive an annual retainer fee of $60,000, the amount of which is shared by the Fund and the other investment companies in the Seligman Group of Funds. For the fiscal year ended December 31, 2001, the Fund paid each Director a retainer fee of $587 per year. In addition, such Directors are paid a total of $3,000 for each day on which they attend Board and/or Committee meetings ($1,500 for telephone attendance at certain meetings), the amount of which is shared by the Fund and the other investment companies of the Seligman Group of Funds meeting on the same day. The Directors are also reimbursed for the expenses of attending meetings. Directors may elect to defer receipt of their fees pursuant to the Fund's Deferred Compensation Plan for Directors. Total directors' fees paid by the Fund for the fiscal year ended December 31, 2001 were as follows:


NUMBER OF DIRECTORS       CAPACITY IN WHICH REMUNERATION        AGGREGATE DIRECT
      IN GROUP                      WAS RECEIVED                  REMUNERATION
--------------------------------------------------------------------------------
         10             Directors and Members of Committees          $8,339

      Director's attendance, retainer and/or committee fees paid to each Director during fiscal 2001 were as follows:

                                           PENSION OR                 TOTAL
                      AGGREGATE       RETIREMENT BENEFITS      COMPENSATION FROM
                    COMPENSATION    ACCRUED AS PART OF FUND      FUND AND FUND
NAME                  FROM FUND            EXPENSES                 COMPLEX*
----                ------------    -----------------------    -----------------
John R. Galvin         $  859                 -0-                   $94,500
Alice S. Ilchman          805                 -0-                    88,500
Frank A. McPherson        832                 -0-                    90,000
John E. Merow+            859                 -0-                    94,500
Betsy S. Michel           859                 -0-                    91,500
James C. Pitney+          805                 -0-                    87,000
Leroy C. Richie           879                 -0-                    90,000
James Q. Riordan          805                 -0-                    87,000
Robert L. Shafer          777                 -0-                    85,500
James N. Whitson+         859                 -0-                    93,000
                       ------
                       $8,339
                       ======

      No compensation is paid by the Fund to Directors or officers of the Fund who are employees of the Manager.

----------
* In fiscal year 2001 there were twenty-three registered investment companies (comprising sixty-one portfolios) of the Seligman Group of Funds.


+ Mr. Merow, who had deferred receiving his fees from the Fund and other investment companies of the Seligman Group of Funds from 1991 up to 1997, had a balance as of December 31, 2001 of $36,028, with respect to the Fund, in his deferred plan account, including earnings. Mr. Pitney, who had deferred receiving his fees from the Fund and other investment companies of the Seligman Group of Funds from 1991 up to 1993, had a balance as of December 31, 2001 of $10,549, with respect to the Fund, in his deferred plan account, including earnings. Mr. Pitney retired from the Board effective May 16, 2002. Since 1993, Mr. Whitson has elected to defer receiving his fees from the Fund and other investment companies of the Seligman Group of Funds. As of December 31, 2001, Mr. Whitson had deferred $18,809, with respect to the Fund, including earnings.

      The affirmative vote of a plurality of the votes cast at the meeting is required to approve the election of each of the nominees.


            THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES TO SERVE AS DIRECTOR OF THE FUND.


              B. RATIFICATION OR REJECTION OF SELECTION OF AUDITORS
              -----------------------------------------------------
                                  (Proposal 2)

      The Audit Committee of the Board has recommended, and the Board, including a majority of those members who are not "interested persons" of the Fund (as defined in the 1940 Act), has selected, Deloitte & Touche LLP as auditors of the Fund for 2002. The firm of Deloitte & Touche LLP has extensive experience in investment company accounting and auditing. It is expected that a representative of Deloitte & Touche LLP will be present at the Meeting and will have the opportunity to make a statement and respond to questions.

      Deloitte & Touche LLP, in accordance with Independence Standards Board Standard No. 1, has confirmed to the Audit Committee that they are independent auditors with respect to the Fund. Deloitte & Touche LLP has audited the semi-annual and annual financial statements of the Fund and provided tax-related services to the Fund. Deloitte & Touche LLP has also rendered non-audit services to the Manager, Seligman Advisors, Inc., an affiliate of the Manager and Seligman Data Corp., the shareholder service agent for the Fund, which is partially owned by the Fund (together, the "Affiliated Service Providers").

      In making its recommendation, the Audit Committee considered whether the provision by the independent auditors to the Fund of non-audit services to the Fund or of professional services to the Affiliated Service Providers is compatible with maintaining the auditors' independence and has discussed the auditors' independence with them.


                          FEES FOR SERVICES TO THE FUND

      AUDIT FEES. For the fiscal year ended December 31, 2001, the fee for professional services rendered for the audits of the semi-annual and annual financial statements was $48,000.

      FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. None.

      ALL OTHER FEES. For the fiscal year ended December 31, 2001, Deloitte & Touche LLP was also paid approximately $2,000 for tax-related services.


              FEES FOR SERVICES TO THE AFFILIATED SERVICE PROVIDERS

      FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. None.

      ALL OTHER FEES. For the fiscal year ended December 31, 2001, Deloitte & Touche LLP was also paid approximately $119,800 for all other non-audit services rendered on behalf of the Manager, Seligman Advisors, Inc. and Seligman Data Corp. Of this amount, $87,500 related to attestation and internal control compliance testing, $11,800 related to tax compliance and consultation services and $20,500 related to other services.

      The affirmative vote of a majority of the votes cast at the Meeting is required to ratify the selection of auditors.


    THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE RATIFICATION OF
        THE SELECTION OF DELOITTE & TOUCHE LLP AS AUDITORS OF THE FUND.


             C. PROPOSALS TO AMEND THE FUND'S INVESTMENT OBJECTIVES
             ------------------------------------------------------
                  AND ELIMINATE A FUNDAMENTAL INVESTMENT POLICY
                  ---------------------------------------------
                            (Proposals 3(a) and 3(b))


PROPOSAL 3(A): TO AMEND THE FUND'S INVESTMENT OBJECTIVES

      The Board has  approved,  and  recommends  that  shareholders  of the Fund
approve,   amendments  to  the  Fund's  investment  objectives.  The  investment objectives would be amended as follows:


CURRENT INVESTMENT OBJECTIVES

High current income consistent with what is believed to be prudent risk of capital and the possibility of improvement in income and capital value over the longer term.

PROPOSED INVESTMENT OBJECTIVE

Total return through a combination of capital appreciation and income consistent with what is believed to be a prudent allocation between equity and fixed-income securities.

      If the investment objectives are amended as proposed, it is expected that the Board will change the name of the Fund from "Seligman Income Fund" to "Seligman Income and Growth Fund" in order to accurately reflect the proposed investment objective and strategies. This name change does not require shareholder approval.

      ANALYSIS OF PROPOSED AMENDMENTS. Currently, the Fund's investment objectives emphasize high current income. Growth of capital is a consideration, but is a secondary consideration. However, both in current market conditions and, more importantly, over the long-term, the Manager believes that focusing on total return (consisting of any combination of capital appreciation and income) through a prudent allocation between equity and fixed-income securities would provide greater flexibility to respond to market opportunities and to market changes, thereby enhancing potential returns to shareholders.

      If the investment objectives are amended as proposed, it is anticipated that the Fund's investment strategies would also be amended consistent with the proposed investment objective. A copy of the proposed investment strategies are set forth as Exhibit A to this Proxy Statement. Board, and not shareholder, approval is required to amend these investment strategies. Under the current investment strategies, the Fund is required to invest at least 80% of its assets in income-producing securities. Under the proposed investment strategies, this requirement would be eliminated. Retaining this requirement could significantly restrict the Manager in seeking new investment opportunities, particularly where such new opportunities are in common stocks, as the level of income produced by common stocks has declined dramatically over the past several years. To illustrate this point, the Manager notes that the dividend yield of the S&P 500 Index (an unmanaged index tracking the performance of 500 of the largest U.S. stocks) has declined from 6.61% in June 1982 to 1.68% as of June 2002, a decline of nearly 75%.

      SPECIAL CONSIDERATIONS AND RISK FACTORS. The proposed investment objectives focus on total return through a combination of capital appreciation and income, and the capital appreciation component could represent a significant portion of such total return. While achieving total return would be beneficial to shareholders, it may not be desirable for shareholders whose investment goal is a high level of current income.


      In addition, the prices of securities that pay regular dividends or interest tend to be more stable than the prices of securities that pay dividends or interest irregularly or not at all. Similarly, the price of a stock that pays a large dividend tends to be more stable than the price of a stock that pays a small dividend. For these reasons, a reduction in the Fund's emphasis on income-generating securities may have the effect of increasing the volatility of the Fund's net asset value.

      Over the last few years, approximately 60% of the Fund's net assets have been invested in equity securities and approximately 40% have been invested in fixed-income securities. However, if the amendments to the investment objectives are adopted as proposed, the Manager could at any time allocate significantly more of the Fund's assets to either equity or fixed-income securities and, if either asset class that the Fund was more heavily invested in falls out of favor, performance may be negatively affected.

      BOARD RECOMMENDATION AND REQUIRED VOTE. The Board considered the Manager's recommendation to amend the Fund's investment objectives at a meeting held on July 18, 2002, taking into account a number of factors, including but not limited to the constraints placed on seeking capital appreciation by the primary objective of high current income, the substantial decline in dividend yield on stocks in the S&P 500 Index, and the Board's views of the prospects for future growth of the Fund and the impact of the changes on Fund shareholders. After careful consideration, the Board determined that the proposed amendments to the investment objectives and the corresponding investment strategies were in the best interests of the Fund and its shareholders. Accordingly, the Board unanimously recommends that shareholders vote in favor of this proposal.

      The affirmative vote of a majority of the outstanding voting securities of the Fund is required for the adoption of this proposal. Under the 1940 Act, a "vote of a majority of the outstanding voting securities" of the Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares present at a shareholders' meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

      If this proposal is not approved by shareholders, then the Fund's current investment objectives will remain unchanged.


              THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSED AMENDMENTS TO THE FUND'S INVESTMENT OBJECTIVES


PROPOSAL 3(B): TO ELIMINATE THE FUND'S FUNDAMENTAL POLICY TO INVEST AT LEAST 25% OF THE MARKET VALUE OF ITS GROSS ASSETS IN CASH, BONDS AND/OR PREFERRED STOCKS

      The Board has approved, and recommends that shareholders of the Fund approve, the elimination of the Fund's fundamental investment policy to invest at least 25% of the market value of the Fund's gross assets in cash, bonds and/or preferred stock.

      ANALYSIS OF PROPOSED CHANGE. If shareholders approve the proposed amendments to the Fund's investment objectives described in Proposal 3(a), this policy could restrict the Manager in its pursuit of the amended investment objective. Under the proposed investment objective, the Manager would have the freedom to allocate Fund assets between equity and fixed-income securities in any manner it deems prudent, and the Board believes that such flexibility is necessary to pursue that objective.

      SPECIAL CONSIDERATIONS AND RISK FACTORS. As discussed in Proposal 3(a), over the last few years approximately 40% of the Fund's net assets have been invested in fixed-income securities. However, if the fundamental investment policy is eliminated as proposed, the Manager may invest a substan-tial majority of the Fund's net assets in equity securities, leaving the portion allocated to cash, bonds and/or preferred stock below the 25% threshold currently required by this policy.

      BOARD RECOMMENDATION AND REQUIRED VOTE. The Board considered Seligman's recommendation to eliminate this fundamental investment policy at a meeting held on July 18, 2002, taking into account a number of factors, including but not limited to the constraints placed on the Fund's proposed objective by this policy and the Board's views of the prospects for future growth of the Fund and the impact of the changes on Fund shareholders. After careful consideration, the Board determined that eliminating this policy was in the best interests of the Fund and its shareholders. Accordingly, the Board unanimously recommends that shareholders vote in favor of this proposal.

      The affirmative vote of a majority of the outstanding voting securities of the Fund is required for the adoption of this proposal. Under the 1940 Act, a "vote of a majority of the outstanding voting securities" of the Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares present at a shareholders' meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

      If this proposal is not approved by shareholders, then the Fund's current investment policy will remain unchanged.


              THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR"
         THE PROPOSED ELIMINATION OF THE FUNDAMENTAL INVESTMENT POLICY


            D. PROPOSALS TO AMEND OR ELIMINATE CERTAIN OF THE FUND'S
            --------------------------------------------------------
                       FUNDAMENTAL INVESTMENT RESTRICTIONS
                       -----------------------------------
                             (Proposals 4(a) - 4(o))

      The Board has approved, and recommends that shareholders of the Fund approve, the amendment or, in some cases, the elimination of certain fundamental restrictions of the Fund.

      The 1940 Act requires all mutual funds to adopt certain specific investment restrictions, referred to as "fundamental" restrictions, that may be changed only by shareholder vote. The Board has analyzed each of the Fund's current fundamental restrictions and concluded that most of them should be revised or eliminated. The proposed restrictions are intended to provide the Fund with greater flexibility to respond to future legal, regulatory, market or technical changes. In addition, the revised restrictions are expected to enable the Fund to operate more efficiently and make it easier to monitor its own compliance.

      The  proposed  revisions  to  the  Fund's  fundamental   restrictions  are
described below. The proposals are organized in three categories:

      o  Fundamental restrictions that the Board recommends amending,

      o Fundamental restrictions that the Board recommends eliminating because it has adopted a similar non-fundamental restriction, and

      o  Fundamental restrictions that the Board recommends eliminating.

      Non-fundamental restrictions may be adopted and changed by the Board without shareholder action, avoiding delays and costs to the Fund. The advantages of making a restriction non-fundamental are discussed below.

      Exhibit B contains those of the Fund's current fundamental restrictions for which changes are proposed and the corresponding amendments, eliminations or replacement non-fundamental restrictions that are proposed. Shareholders are requested to vote on each proposal separately.

      Although the proposed changes will allow the Fund greater flexibility to respond to future investment opportunities, most of the proposed changes are not expected to modify the way the Fund is currently managed. The Manager has recommended to the Board and the Board has authorized the Fund, subject to shareholder approval, to invest in other investment companies and certain options for certain limited purposes in managing the Fund, as discussed below. However, the use of any other types of options or any other types of derivative instruments is subject to the prior approval of the Board. The Board does not anticipate that the proposed changes, individually or in the aggregate, will materially change the level of risk associated with investing in the Fund, although the use of certain commodities and options contracts by the Fund would involve the risk of loss, and to the extent the Board, in the future, authorizes the use of other investment techniques their use may result in losses to the Fund. Nor does the Board anticipate that the proposed changes will, individually or in the aggregate, materially change the manner in which the Fund is managed. If they are adopted, the Fund will interpret the new restrictions in light of existing and future rules and orders of the Securities and Exchange Commission ("SEC"), and SEC staff interpretations of relevant law.

      For each of the following proposals, the affirmative vote of a majority of the outstanding voting securities of the Fund is required for the adoption of such proposal. Under the 1940 Act, a "vote of a majority of the outstanding voting securities" of the Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares present at a shareholders' meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

      If any proposal is not approved by shareholders, then the applicable current fundamental restriction, as set forth in Exhibit B, will remain unchanged.


               PROPOSALS TO AMEND CERTAIN FUNDAMENTAL RESTRICTIONS

      The Board has approved and recommends that you vote "FOR" the revisions to each of the following fundamental restrictions. Each proposed fundamental restriction is formulated to ensure compliance with all applicable laws and to provide the Fund with greater flexibility so as to respond to future legal, regulatory, market or technical changes. The Board believes that the Fund should be provided with the maximum flexibility permitted by law to pursue its investment objective. Fundamental restrictions may be changed only by a vote of the shareholders.


PROPOSAL 4(A): TO AMEND THE FUND'S FUNDAMENTAL RESTRICTION REGARDING INVESTMENTS IN COMMODITIES

      The Fund currently has a fundamental restriction that prohibits it from purchasing or selling commodities and commodity contracts.

      The Board recommends that this restriction be amended, as set forth in Exhibit B, to allow the Fund to purchase or sell commodities or commodities contracts to the extent permissible under applicable law and interpretations, as they may be amended from time to time. The Manager is currently not aware of any laws that restrict the Fund's ability to purchase or sell commodities or commodities contracts, although the Fund would be required to satisfy certain requirements as described in Proposal 4(c) in order to purchase or sell such instruments. In addition, regulation under the Commodity Exchange Act provides an exclusion from the definition of "commodity pool" for a registered investment company, such as the Fund, provided that the investment company's transactions in commodities and commodities contracts are for the purpose of hedging (to protect a portfolio against declines in value) or fall within specified limits and certain other requirements are satisfied. The Board has adopted a non-fundamental restriction, set forth in Exhibit B, that the Fund may invest in commodities and commodities contracts only to the extent permissible under this exemption. The Board has also adopted a non-fundamental policy regarding the Fund's use of derivatives, including certain commodity interests, pursuant to which the Manager must seek Board approval for the Fund to engage in transactions in options and other derivatives if they are of a type that the Fund has not previously utilized.

      Commodity interests may include physical commodities such as wheat, cotton, rice and corn (in which the Fund has no intention of investing), and financial futures contracts, including those related to currencies, securities, indices of securities or interest rates. If a fund buys a financial futures contract, and the contract is settled in cash, it obtains the right to receive (or, if the fund sells the contract, the fund is obligated to pay) the cash difference between the contract price for the underlying asset or index and the future market price, or index value, if the future market price or index value is higher. If the future market price or index value is lower, the fund is obligated to pay (or, if the fund sold the contract, the fund is entitled to receive) the amount of the decrease. If the financial futures contract is physically settled, the fund must buy (if the fund has purchased the futures contract) or sell (if the fund has sold the futures contract) a specified quantity of underlying assets at a specified price on the settlement date of the con-tract. In addition, options may be purchased and sold on futures contracts. Funds typically utilize financial futures contracts and options related to such contracts for hedging or investment purposes.

      If shareholders approve this proposal, the Manager intends to seek Board approval for the Fund to utilize certain futures contracts and options thereon and potentially other types of derivative instruments that could be viewed as commodities or commodities contracts, from time to time, if appropriate hedging or investment opportunities arise. These transactions would be for hedging or investment purposes, and the use of any new type of commodity would be subject to prior approval of the Board and further subject to the limits imposed by the exemption from the Commodity Exchange Act, as described above. Using these financial instruments and similar instruments for investment purposes can involve substantial risks. For example, derivative instruments can present investment risk to the Fund if the Manager does not accurately predict the fluctuations in interest rates, currency values or the market to which the financial instrument is tied. Certain derivative instruments may involve the use of leverage and, as a result, there is the risk that the Fund could lose more than the amount of its original investment. For example, a fund may purchase futures contracts by making a relatively small "margin deposit" and, if such contract is thereafter sold at a loss, the Fund could lose substantially more than this original margin deposit. Therefore, such instruments will be utilized only if the Manager and the Board determine that their use is advisable and does not present undue risk to the Fund, and only after any of those activities are described in the Fund's Prospectus or Statement of Additional Information filed with the SEC.


PROPOSAL 4(B): TO AMEND THE FUND'S FUNDAMENTAL RESTRICTION REGARDING THE PURCHASE OF SECURITIES ON MARGIN

      The Fund currently has a fundamental restriction that prohibits it from buying on margin.

      The Board recommends that this restriction be amended, as set forth in Exhibit B, to provide that the Fund may not purchase securities on margin except as permitted by the 1940 Act or any rule thereunder, any SEC or SEC staff interpretations thereof or any exemption therefrom which may be granted by the SEC.

      A purchase on margin involves a loan from the broker-dealer arranging the transaction and the margin is the cash or securities that the borrower places with the broker-dealer as collateral against the loan. The purchase of securities on margin involves leveraging, which would increase the volatility of a fund's portfolio. In addition, if securities purchased on margin decline in value, a fund could be subject to a "margin call", pursuant to which the fund must either deposit additional cash collateral with the broker-dealer or suffer mandatory liquidation of the pledged collateral.

      The purchase of securities on margin is effectively prohibited by the 1940 Act, so modifying this restriction will not have an immediate effect on the day-to-day management of the Fund, the investment performance of the Fund, or the securities or instruments in which the Fund invests. The Manager does not currently intend to seek Board approval for margin purchases. However, it may wish to do so in the future if the regulatory environment changes and appropriate investment opportunities arise.


PROPOSAL 4(C): TO AMEND THE FUND'S FUNDAMENTAL RESTRICTION REGARDING BORROWING

      The Fund currently has a fundamental restriction that prohibits it from borrowing money, except for temporary or emergency purposes in an amount not to exceed 15% of the value of its total assets.

      The Board recommends that this restriction be amended, as set forth in Exhibit B, to allow the Fund to issue senior securities or borrow money to the extent permitted by the 1940 Act or any rule thereunder, any SEC or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC. A "senior security" is an obligation with respect to the earnings or assets of a company that takes precedence over the claims of that company's common stock with respect to the same earnings or assets. The 1940 Act prohibits a mutual fund from issuing senior securities other than certain borrowings, but SEC staff interpretations allow a fund to engage in certain types of transactions that otherwise might raise senior security concerns (e.g., short sales, buying and selling financial futures contracts and selling put and call options) provided that the fund maintains segregated deposits or portfolio securities, or otherwise covers the transaction with offsetting portfolio securities, in amounts sufficient to offset any liability associated with the transaction. The proposed amendment to this fundamental restriction would not affect the Fund's ability to engage in such transactions.

      The Fund's present fundamental restriction on borrowing is more restrictive than the limitations imposed by the 1940 Act on open-end companies such as the Fund. The 1940 Act effectively permits an open-end fund to borrow an amount up to one-half of its net assets, without limitation on the purpose of the borrowing. These borrowings must be from banks. The 1940 Act also permits a fund to borrow up to an additional 5% of its total assets for temporary purposes. These temporary borrowings may be from a bank or other sources. There are risks associated with borrowing. For example, borrowing may cause the value of a fund's shares to be more volatile than if the fund did not borrow. In addition, to the extent a fund borrows, it will pay interest on the money that it borrows, and the interest expense will raise the overall expenses of the fund and reduce its returns. The interest payable on the borrowed amount may be more (or less) than the return the fund receives from the securities purchased with the borrowed amount. A fund could also be forced to sell securities at inopportune times to repay borrowings as they become due.

      Currently, the Fund's only arrangement for borrowing is its participation in a joint committed line of credit shared by most of the mutual funds in the Seligman Group, which these funds use from time to time for temporary purposes such as meeting redemption requests. The Manager has no current plans for the Fund to issue senior securities or engage in additional or temporary borrowings other than temporary borrowings under the line of credit. In addition, the Board has adopted a non-fundamental restriction that is similar to the current fundamental restriction. This non-fundamental restriction limits borrowings by the Fund to 15% of its total assets, but without limitation as to purpose. Any proposal to increase the amount the Fund is authorized to borrow will be subject to Board approval. As a result, revising this fundamental restriction is not expected to affect the day-to-day management of the Fund, the investment performance of the Fund, or the securities or instruments in which the Fund invests.


PROPOSAL 4(D): TO AMEND THE FUND'S FUNDAMENTAL RESTRICTION REGARDING LENDING

      The Fund currently has a fundamental restriction that prohibits it from making loans, with the exception of loans of portfolio securities. Other exceptions to this restriction include the purchase of notes, bonds or other evidences of indebtedness, and the entry into repurchase agreements or deposits with banks, to the extent that these may be considered loans.

      The Board recommends that this restriction be amended, as set forth in Exhibit B, to allow the Fund to make loans to the extent permitted by the 1940 Act or any rule thereunder, any SEC or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC. The 1940 Act generally prohibits funds from making loans to affiliated persons. The Manager is currently not aware of any other restrictions on the Fund's ability to make loans.

      Lending of portfolio securities may result in income to the Fund, but there may be delays in the recovery of loaned securities or a loss of rights in the collateral should the borrower fail financially. Repurchase agreements may expose the Fund to certain risks in the event of bankruptcy or other default by the seller, including possible delays and expenses in liquidating the securities underlying the agreement, a decline in value of the underlying securities and a loss of interest.

      The Manager may in the future recommend to the Board and to the boards of directors of certain other funds in the Seligman Group that the funds enter into a credit agreement that permits the funds to lend money to each other and borrow money from each other. A credit agreement among affiliated funds can be mutually beneficial because it allows funds to borrow at rates that may be more favorable than those available from banks and to make short-term loans at rates that may be more favorable than those available in the money markets. However, such an arrangement would be possible only if the Fund's current fundamental restriction regarding lending is revised as proposed. It would also be necessary to obtain regulatory relief to enter into such an arrangement. Other than facil-itating such a credit agreement in the event that the Manager recommends it and the Board approves it, revising this fundamental restriction is not expected to affect the day-to-day management of the Fund, the investment performance of the Fund, or the securities or instruments in which the Fund invests.


PROPOSAL 4(E): TO AMEND THE FUND'S FUNDAMENTAL RESTRICTION REGARDING
UNDERWRITING

      The Fund currently has a fundamental restriction that prohibits it from underwriting the securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended (the "1933 Act") in disposing of a portfolio security.

      The Board recommends that this restriction be amended, as set forth in Exhibit B, to allow the Fund to underwrite the securities of other issuers to the extent the Fund may be deemed an underwriter under the 1933 Act in disposing of a portfolio security or in connection with investments in other investment companies.

      The primary purpose of the proposal is to clarify that the Fund is not prohibited from investing in other investment companies, even if, as a result of buying and selling shares of other investment companies, the Fund may technically be considered an underwriter under the federal securities laws.

      Revising this fundamental restriction is not expected to affect the day-to-day management of the Fund, the investment performance of the Fund, or the securities or instruments in which the Fund invests.


PROPOSAL 4(F): TO AMEND THE FUND'S FUNDAMENTAL RESTRICTION REGARDING PURCHASES OR SALES OF REAL ESTATE

      The Fund currently has a fundamental restriction that prohibits it from purchasing or holding any real estate including limited partnership interests in real property. Investing in securities secured by real estate, or interests therein, or issued by persons (including real estate investment trusts) that deal in real estate, or interests therein, however, are exempted from this restriction.

      The Board recommends that this restriction be amended, as set forth in Exhibit B, to eliminate the prohibition on investing in limited partnership interests in real property.

      This amendment is primarily intended to bring this fundamental restriction into conformity with those of the other funds in the Seligman Group. It also seeks to eliminate potential ambiguity about whether certain securities that are permitted investments under the exception might at the same time be prohibited by the reference to limited partnership interests.

      Investments of this sort may involve special risks. In particular, real estate assets tend to be relatively illiquid. Companies that invest in real estate may have difficulty selling their assets. This could adversely affect the value of securities of such companies held by the Fund.


      The Manager has no current plans to change the Fund's current practices with respect to real estate-related investments. Accordingly, revising this fundamental restriction is not expected to affect the day-to-day management of the Fund, the investment performance of the Fund, or the securities or instruments in which the Fund invests.


PROPOSAL 4(g): TO AMEND THE FUND'S FUNDAMENTAL RESTRICTION REGARDING DIVERSIFICATION

      The Fund currently has a fundamental restriction that prohibits it from investing more than 5% of its total assets (taken at market) in securities of any one issuer, other than the US Government, its agencies or instrumentalities. The Fund is also prohibited, under this fundamental restriction, from buying more than 10% of the outstanding voting securities of any issuer, or more than 10% of all the securities of any issuer.

      The Board recommends that this restriction be amended, as set forth in Exhibit B, to allow the Fund to make any investment consistent with the Fund's classification as a diversified investment company under the 1940 Act.

      The Fund is operated as a diversified investment company under the 1940 Act. In general, this means that, with respect to 75% of the value of the Fund's total assets, the Fund invests in cash, cash items, obligations of the US government, its agencies, or instrumentalities, securities of other investment companies and "other securities". These "other securities" (which, in practice, represent substantially all of the Fund's portfolio) are subject to two additional requirements. Specifically, the Fund may not invest more than 5% of its total assets in the securities of a single issuer, and the Fund may not hold more than 10% of an issuer's outstanding voting securities.

      The Board believes that compliance with the statutory requirements applicable to a diversified fund provides sufficient protection for shareholders from the risks of holding securities of too few issuers in the Fund's portfolio. Moreover, the existing fundamental restriction with respect to diversification requires that the Fund perform a separate test to establish compliance, in addition to the test required under the 1940 Act. If this restriction is eliminated, the Fund would be permitted to invest up to 25% of its total assets in a single issuer. Investing a larger percentage of the Fund's assets in a single issuer's securities would increase the Fund's exposure to market, credit and other risks associated with that issuer's financial condition and business operations. However, the Manager has no current intention of investing more than 5% of the Fund's total assets in the securities of any one issuer.

      Revising this fundamental restriction is not expected to affect the day-to-day management of the Fund, the investment performance of the Fund, or the securities or instruments in which the Fund invests.


PROPOSAL 4(H): TO AMEND THE FUND'S FUNDAMENTAL RESTRICTION REGARDING INDUSTRY CONCENTRATION

      The Fund currently has a fundamental restriction that prohibits it from investing more than 25% of its total assets at market value in any one industry.

      The Board recommends that this restriction be amended, as set forth in Exhibit B, to clarify that this 25% limitation on industry concentration is a "25% or more" limitation and does not apply to securities issued or guaranteed by the US Government or any of its agencies or instrumentalities.

      A fund "concentrates" in an industry or group of industries if it invests 25% or more of its total assets in that industry or group. Under the 1940 Act, an investment company's restriction regarding industry concentration must be fundamental. An investment company is not permitted to concentrate its investments in any particular industry or group of industries unless it discloses its intention to do so.

      The Fund does not, under normal market conditions, invest a significant proportion of its assets in US government securities or those issued by its agencies or instrumentalities. It may do so, however, for temporary defensive purposes during times of adverse market conditions. As a result, revising this fundamental restriction is not expected to affect the day-to-day management of the Fund, the investment performance of the Fund, or the securities or instruments in which the Fund invests.


             PROPOSALS TO ELIMINATE CERTAIN FUNDAMENTAL RESTRICTIONS BECAUSE THE BOARD HAS ADOPTED SIMILAR NON-FUNDAMENTAL RESTRICTIONS

      The Board has approved and recommends that you vote "FOR" the elimination of each of the following fundamental restrictions, as they are not required by law. In each case, the Board has adopted a similar non-fundamental restriction. The Board believes that the Fund should be provided with the maximum flexibility permitted by law to pursue its investment objective. Changes to non-fundamental restrictions may be approved by the Board without a vote of the shareholders, although shareholders would be informed (through a change to the Fund's Prospectus or Statement of Additional Information, as applicable) of any change to a non-fundamental restriction that, in turn, results in a material change to the way the Fund is managed. The Board believes the Fund will benefit from having these restrictions as non-fundamental instead of fundamental, because the change will enable the Board to respond more quickly to changes in the law, regulations or the market, and to evaluate new proposals by the Manager without incurring the delays and costs associated with shareholder approval.


PROPOSAL 4(I): TO ELIMINATE THE FUND'S FUNDAMENTAL RESTRICTION REGARDING SHORT SALES

      The Fund currently has a fundamental restriction that prohibits it from selling securities short.

      Certain state laws previously required the Fund to have a fundamental restriction concerning short selling, but these state law requirements are no longer applicable since the federal securities laws were amended in 1996. As a result, the Board recommends that this restriction be eliminated, as set forth in Exhibit B, to allow the Fund to sell securities short or maintain a short position to the extent the Board approves such actions and doing so is permissible under applicable law. The Manager is currently not aware of any laws that restrict the Fund's ability to engage in short sales, although the Fund would be required to satisfy certain requirements as described in Proposal 4(c) in order to engage in short sales.

      In a short sale, a fund sells a security it does not own when the portfolio manager thinks that the value will decline. The fund generally borrows the security to deliver to the buyer in a short sale. The fund then must buy the security at its market price when the borrowed security must be returned to the lender.

      The use of short sales by the Fund could pose certain risks, including potential losses, if the market price of the security sold short increases between the date when the Fund enters into the short position and the date when the Fund closes the short position.

      Because the Manager does not currently intend to seek Board approval to sell securities short or maintain a short position, eliminating this fundamental restriction is not expected to affect the day-to-day management of the Fund, the investment performance of the Fund, or the securities or instruments in which the Fund invests. The Manager may recommend short-selling activity to the Board in the future, however, if appropriate investment opportunities arise.


PROPOSAL 4(j): TO ELIMINATE THE FUND'S FUNDAMENTAL RESTRICTION REGARDING CONTROL OR MANAGEMENT OF ANY COMPANY

      The Fund currently has a fundamental restriction that prohibits it from investing to control or manage any company.

      Certain state laws previously required the Fund to have a fundamental restriction concerning investing to control or manage a company, but these state law requirements are no longer applicable since the federal securities laws were amended in 1996. As a result, the Board recommends that this restric-tion be eliminated, as set forth in Exhibit B, to allow the Fund to invest for the purpose of controlling or managing any company to the extent the Board approves such actions and doing so is permissible under applicable law. The Manager is currently not aware of any laws that restrict the Fund's ability to invest for the purpose of controlling or managing any company.

      If a fund acquires a large percentage of the securities of a single issuer, it could be deemed to have invested in such issuer for the purpose of exercising control. The recommended change will allow the Fund to make such acquisitions, under circumstances that the Manager deems appropriate. If the Fund were to make such acquisitions, there is a risk that the Fund would become less diversified, which could increase the volatility of the Fund and increase the Fund's exposure to market, credit and other risks associated with certain issuers' financial condition and business operations.

      The Manager does not currently intend to seek Board approval to invest for the purpose of controlling or managing any company. Therefore, eliminating this fundamental restriction is not expected to affect the day-to-day management of the Fund, the investment performance of the Fund, or the securities or instruments in which the Fund invests. The Manager may seek Board approval to invest for this purpose in the future, however, if appropriate investment opportunities arise.


                 PROPOSALS TO ELIMINATE FUNDAMENTAL RESTRICTIONS

      The Board has approved and recommends that you vote "FOR" the elimination of each of the following fundamental restrictions, as they are not required by law. Eliminating these restrictions will provide the Fund with greater flexibility to respond to future legal, regulatory, market or technical changes. The Board believes that the Fund should be provided with the maximum flexibility permitted by law to pursue its investment objective. In order to provide maximum flexibility in managing the Fund and to conform the restrictions to those of other funds in the Seligman Group, the Board determined that eliminating the fundamental restrictions listed below would be in the best interests of the Fund.


PROPOSAL 4(K): TO ELIMINATE THE FUND'S FUNDAMENTAL RESTRICTION PERMITTING PURCHASES OF SECURITIES ONLY FOR INVESTMENT PURPOSES

      The Fund currently has a fundamental restriction that prohibits it from purchasing securities (other than closing call options) except for investment.

      The Board recommends that this restriction be eliminated to permit the Fund to purchase securities (including options) to the extent permitted by applicable law and the Fund's other policies, includ-ing for hedging purposes and to cover short positions. More information about the Fund's intended use of options is provided under Proposal 4(l) below. Short sales are discussed under Proposal 4(i) above.

      The current restriction could be read to restrict the Fund unnecessarily from engaging in securities transactions for lawful purposes, including hedging purposes, thus depriving the Fund of a potential tool for protecting itself from market risk. The restriction could also be read to preclude purchases to close out short sales, should the Fund ever make them. If the fundamental restriction permitting purchases of securities only for investment purposes is eliminated, securities transactions for purposes other than investment will continue to be restricted by the Fund's other policies. For example, the Fund will continue to be prohibited (with limited exceptions) from purchasing securities as an underwriter and from investing to control or manage any company. These restrictions are discussed under Proposals 4(e) and 4(j), respectively.


PROPOSAL 4(L): TO ELIMINATE THE FUND'S FUNDAMENTAL RESTRICTION REGARDING TRANSACTIONS IN OPTIONS

      The Fund currently has a fundamental restriction that prohibits it from writing or purchasing put, call, straddle or spread options. The exception to this restriction permits the Fund to sell covered call options listed on a national securities exchange or quoted on Nasdaq and to purchase closing call options so listed or quoted.

      The Board recommends that this restriction be eliminated to allow the Fund to engage in options transactions to the extent they are permissible under applicable law. The Manager is currently not aware of any laws that restrict the Fund's ability to engage in options transactions, although the Fund would be required to satisfy certain requirements as described in Proposal 4(c) in order to engage in options transactions. As discussed below, the Board has adopted a non-fundamental operating policy regarding the Fund's use of derivatives, under which the Fund may not engage in new types of derivative transactions, including those involving options, without the Board's approval.

      An option is a contract that gives the holder the right to purchase ("call") or sell ("put") a specified security for an agreed upon price at any time before the contract's expiration date. The amount paid for an option is known as the premium, and the exercise price is known as the strike price. The purchaser of an option has the right, but not the obligation, to purchase or sell a security. The seller (or "writer") of an option, conversely, has an obligation to sell or purchase a security if the option is exercised. Some options have standardized terms and are traded on securities exchanges. Others are privately negotiated and have no or only a limited trading market. Options may be used individually or in combinations (e.g., put spreads and collars) to hedge securities positions or to seek increased investment returns.

      Put spreads and collars are designed to protect against a decline in value of a security an investor owns. A collar involves the purchase of a put and the simultaneous writing of a call on the same security at a higher strike price. The put protects the investor from a decline in the price of the security below the put's strike price. The call means that the investor will not benefit from increases in the price of the stock beyond the call's strike price. In a put spread, an investor purchases a put and simultaneously writes a put on the same security at a lower strike price. This combination protects the investor against a decline in the stock price down to the lower strike price. The premium received for writing the call (in the case of a collar) or writing the put (in the case of a put spread) offsets, in whole or in part, the premium paid to purchase the put.

      Options transactions can involve a high degree of risk, including the possibility of a total loss of the amount invested (i.e., the premium). A person who purchases options runs the risk of losing the entire premium paid if the option expires "out of the money" (i.e., if the strike price for a call option is higher than the market price, or the strike price for a put option is lower than the market price). A person who writes options earns premium income but is subject to the risk of having to sell a security at less than its market price (or buy a security at more than its market price).

      Under the Fund's derivatives policy, the Manager must seek Board approval for the Fund to engage in transactions in options and other derivatives if they are of a type that the Fund has not previously utilized. Pursuant to this policy, the Board has approved, subject to shareholder approval of this proposal, the Manager's request that the Fund be permitted to purchase put options, call options, put spreads and collars, and to sell covered call options (i.e., where the Fund owns the underlying security). Because of the substantial risks involved in options transactions, options strategies will be permissible only if the Manager and the Board determine that their use is advisable. If this fundamental restriction is eliminated, the Fund's use of options strategies that the Board has approved will broaden the scope of the securities or instruments in which the Fund may invest and may affect the day-to-day management of the Fund and its investment performance.


PROPOSAL 4(M): TO ELIMINATE THE FUND'S FUNDAMENTAL RESTRICTION REGARDING INVESTMENT IN OTHER INVESTMENT COMPANIES

      The Fund currently has a fundamental restriction that prohibits it from investing in securities issued by other investment companies, except in connection with a merger, consolidation, acquisition or reorganization or for the purpose of hedging the Fund's obligations under its deferred compensation plan for directors.

      The Board recommends that this restriction be eliminated to allow the Fund to invest in securities issued by other investment companies to the extent permissible under applicable law.

      The Fund would continue to remain subject to the limitations on investments in other investment companies imposed by the 1940 Act. Under the 1940 Act, investment in securities issued by other investment companies is strictly limited; however, a fundamental restriction regarding investment in other investment companies is not required. In brief, absent special relief from the SEC, the 1940 Act prohibits the Fund from holding more than 3% of the outstanding voting securities of another investment company, and from investing more than 5% of its total assets in any one investment company, or more than 10% of its total assets in other investment companies overall.

      If the Fund invests in other investment companies, the Fund will indirectly bear expenses, such as management fees, of those other investment companies, in addition to the Fund's own expenses.

      The Board has approved, subject to shareholder approval of this proposal, the Manager's request that the Fund be permitted to invest, from time to time, in exchange-traded funds ("ETFs"), within the limits prescribed by the 1940 Act, if appropriate investment opportunities arise. ETFs are registered funds that trade on a stock exchange and generally seek to track the performance of a specified securities index. Investments in ETFs are relatively liquid and may be attractive to the Fund at certain times. For example, the Fund might temporarily invest cash in an ETF before the cash is used to meet redemption requests or to pay dividends. In this way, the cash may be invested in securities that Seligman expects to earn a return that is better aligned with the Fund's investment objective than alternative short-term investments. Eliminating this fundamental restriction is not otherwise expected to affect the day-to-day management of the Fund, the investment performance of the Fund, or the securities or instruments in which the Fund invests.


PROPOSAL 4(N): TO ELIMINATE THE FUND'S FUNDAMENTAL RESTRICTION REGARDING UNSEASONED COMPANIES

      The Fund currently has a fundamental restriction that prohibits it from investing more than 5% of the value of its total assets, at market value, in securities of any company which, with its predecessors, has been in operation less than three continuous years. Securities guaranteed by a company that (including predecessors) has been in operation at least three continuous years are excluded from this calculation.

      The Board recommends that this restriction be eliminated to allow the Fund to invest its assets in unseasoned companies to the extent permissible under applicable law. The Board determined that this policy might in the future restrict the Fund's investment objectives unnecessarily and that it imposes an unnecessary compliance burden. The Manager is currently not aware of any laws that restrict the Fund's ability to invest in unseasoned companies.

      Investing in unseasoned companies presents certain risks that may not be associated with investments in more seasoned companies. An unseasoned company by definition has only a short operating history, which makes it difficult to estimate its future prospects. Similarly, the absence of extensive historical financial statements makes a company more difficult to assess. Unseasoned companies may not be followed by stock market analysts, making it difficult to obtain independent evaluations. They also tend to be smaller than seasoned companies, and may be dependent upon one or a small number of customers, suppliers or other third parties for their continued operations. In such cases, the loss of even a small number of those third parties could have an adverse effect on a company's prospects.

      The Manager has advised the Board that it does not currently anticipate any significant increase in the Fund's investments in unseasoned companies if this restriction is eliminated. Therefore, eliminating this fundamental restriction is not expected to have any near-term effect on the day-to-day management of the Fund, the investment performance of the Fund, or the securities or instruments in which the Fund invests. However, the Fund's holdings of unseasoned companies may increase in the future if appropriate investment opportunities arise.


PROPOSAL 4(o): TO ELIMINATE THE FUND'S FUNDAMENTAL RESTRICTION REGARDING MORTGAGES AND PLEDGES

      The Fund currently has a fundamental restriction that prohibits it from mortgaging or pledging any of its assets. Exceptions to this restriction include pledges to secure permitted borrowings and escrow arrangements in connection with the sales of permitted call options.

      The Board recommends that this restriction be eliminated to allow the Fund to mortgage or pledge its assets to the extent permissible under applicable law. The Manager is currently not aware of any laws that restrict the Fund's ability to mortgage or pledge assets. The Fund may pledge assets in connection with certain borrowings and derivatives transactions, but any such pledges are not expected to constitute a significant part of the Fund's investment activities.

      Mortgages and pledges of assets can involve substantial risks. In particular, if the Fund were to default on its payment obligation under an instrument that is secured by a mortgage or pledge of the Fund's assets, the counterparty could foreclose on those assets. The loss of the assets could adversely affect the Fund's performance. However, the Manager has advised the Board that it does not expect transactions involving mortgages or pledges to become a significant part of the Fund's investment activity.


    THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" PROPOSALS 4(a)-4(o).

                                   ----------

                                E. OTHER MATTERS
                                ----------------

      The Fund knows of no other matters which are to be brought before the Meeting. However, if any other matters come before the Meeting, it is intended that the persons named in the enclosed form of Proxy, or their substitutes, will vote the Proxy in accordance with their judgment on such matters. The persons named in the form of Proxy, or their substitutes, will have discretionary authority to vote on any shareholder proposal properly presented at the Meeting.

      A shareholder proposal intended to be represented at any meeting called in the future must be received by the Fund within a reasonable time before the solicitation for that meeting is made. Otherwise the Fund will not be able to include the proposal in the notice of meeting, proxy statement and form of proxy relating to the meeting. Under the current By-Laws of the Fund, meetings of shareholders are required to be held only when necessary under the 1940 Act. It is therefore unlikely that shareholder meetings will be held on an annual basis. There is no guarantee that any proposal submitted by a shareholder will be included in the proxy statement. Shareholder proposals are subject to certain regulations under federal law.

                                   F. EXPENSES
                                   -----------

      The Fund will bear the cost of soliciting Proxies. In addition to the use of the mails, Proxies may be solicited personally or by telephone or via facsimile by Directors, officers and employees of the Fund, the Manager, Seligman Advisors, Inc., Seligman Services, Inc. and Seligman Data Corp., and the Fund may reimburse persons holding shares in their names or names of their nominees for their expenses in sending solicitation material to their beneficial owners. In addition, Georgeson Shareholder Communications, Inc. ("Georgeson") has been engaged to assist in soliciting shareholders on behalf of the Fund at an anticipated cost of $16,500, payable by the Fund.

                                        By order of the Board of Directors,

                                        /s/ Frank J. Nasta

                                                                Secretary

                                   ----------

      IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. ALL SHAREHOLDERS, INCLUDING THOSE WHO EXPECT TO ATTEND THE MEETING, ARE URGED TO DATE, FILL IN, SIGN AND MAIL THE ENCLOSED FORM OF PROXY IN THE ENCLOSED RETURN ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. YOU MAY ALSO VOTE BY TELEPHONE OR THROUGH THE INTERNET. PLEASE REFER TO YOUR PROXY CARD FOR COMPLETE VOTING INSTRUCTIONS. A PROXY IS NOT REQUIRED FOR ADMISSION TO THE MEETING.

                                    EXHIBIT A

                   PROPOSED INVESTMENT STRATEGIES FOR THE FUND

      The Fund uses the following principal investment strategies to seek its investment objective:


      The Fund allocates its assets between equity securities and fixed-income securities. The proportion of the Fund's assets invested in each type of security will vary from time to time based on the investment manager's assessment of general market and economic conditions, including the projected strength of the equity and fixed income markets, the relative return potential and risks of each asset class and other economic factors, such as interest rates. For the past few years, approximately 60% of the Fund's net invested assets have been invested in equity securities and approximately 40% have been invested in fixed-income securities. However, the investment manager may at any time allocate significantly more of the Fund's assets to either equity or fixed-income securities based on the ongoing evaluation process described above.


      Securities in which the Fund may invest include common stocks, securities convertible into common stocks, fixed-income securities (such as notes, bonds, debentures, certain preferred stocks and other debt obligations), preferred stocks and American Depositary Receipts (ADRs). ADRs are publicly traded instruments generally issued by domestic banks or trust companies that represent securities of foreign issuers. Securities are carefully selected in light of the Fund's investment objective and are diversified among many different types of securities and market sectors.

      Equity securities are chosen using a three-part investment strategy, consisting of: (1) analytical security evaluation; (2) portfolio construction; and (3) fundamental analysis. The final equity portfolio composition, therefore, is a reflection of these analytical and qualitative techniques.

      SECURITY EVALUATION. The investment manager applies analytical techniques to rank a broad universe of stocks based on a number of factors. The factors may include projected earnings, earnings surprise forecasts, projected cash flow, price momentum, historical income and balance sheet items, and other factors.

      PORTFOLIO CONSTRUCTION. Once the attractiveness of the stocks is established, the investment manager applies quantitative techniques to suggest an optimal portfolio to pursue the Fund's investment objective. In this phase, weightings are assigned to the stocks being considered for investment. The investment manager considers the risk and expected return of the overall portfolio, the expected dividend and other income to be generated by the recommended portfolio, and exposure by sector, industry, market capitalization and other categories.

      FUNDAMENTAL ANALYSIS. Before changing the portfolio composition, the investment manager reviews the buy and sell recommendations generated during the first two investment steps, and will consider additional information available about a particular security that could not be captured by the analytical approach. The investment manager does this by applying traditional fundamental research. This means the investment manager concentrates on individual company fundamentals, focusing on companies that the investment manager believes are well managed and possess the opportunity for earnings growth. Using this qualitative information, the investment manager may adjust the weightings and, in some cases, may eliminate a stock completely from consideration. This may result in changes to the suggested trades generated during the portfolio construction phase.

      Fixed-income securities are chosen for purchase by the Fund using a method that combines macro analysis of the fixed-income market with fundamental research into individual securities, customized by market sector. This means that the investment manager considers the trends in the fixed-income market and evaluates the long-term trends in interest rates, and then selects individual securities for the Fund based on its evaluation of each security's particular characteristics (for example, duration, yield, quality, relative value) and total return opportunities.

      The Fund may invest up to 15% of its net assets in illiquid securities (i.e., securities that cannot be readily sold) and may invest up to 10% of its total assets directly in foreign securities. The limit on foreign securities does not apply to ADRs or commercial paper and certificates of deposit issued by foreign banks.

      The Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal strategies in seeking to minimize extreme volatility caused by adverse market, economic, or other conditions. This could prevent the Fund from achieving its objective.

      The Fund's investment objective may be changed only with shareholder approval. The principal investment strategies may be changed without shareholder approval. Any changes to these strategies, however, must be approved by the Fund's Board of Directors.

      There is no guarantee that the Fund will achieve its objective.

                                    EXHIBIT B

          FUNDAMENTAL RESTRICTIONS PROPOSED TO BE AMENDED OR ELIMINATED

      The following chart outlines the Fund's current fundamental restrictions for which revisions are proposed, and the corresponding revisions or eliminations that are proposed. For more information about the proposed changes, please refer to Proposals 4(a) through 4(o) in the Proxy Statement.


--------------------------------------------------------------------------------
          CURRENT RESTRICTIONS                     PROPOSED RESTRICTIONS
--------------------------------------------------------------------------------
(a)  The Fund may not purchase or sell    The Fund may not purchase or sell
     commodities and commodity            commodities or commodity contracts,
     contracts.                           except to the extent permissible under
                                          applicable law and interpretations, as
                                          they may be amended from time to time.

                                          In addition, the Board has adopted the
                                          following non-fundamental policy: The
                                          Fund may purchase and sell commodities
                                          and commodity contracts only to the
                                          extent that such activities do not
                                          result in the Fund being a "commodity
                                          pool" as defined in the Commodity
                                          Exchange Act and the Commodity Futures
                                          Trading Commission's regulations and
                                          interpretations thereunder.

                                          The Fund has adopted the following
                                          non-fundamental policy: The Manager
                                          must seek Board approval to invest in
                                          any new type of commodity if it is of
                                          a type the Fund has not previously
                                          utilized.
--------------------------------------------------------------------------------
(b)  The Fund may not buy on "margin".    The Fund may not purchase securities
                                          on margin except as permitted by the
                                          1940 Act or any rule thereunder, any
                                          SEC or SEC staff interpretations
                                          thereof or any exemptions therefrom
                                          which may be granted by the SEC.
--------------------------------------------------------------------------------
(c)  The Fund may not borrow money,       The Fund may not issue senior
     except from banks for temporary or   securities or borrow money, except as
     emergency purposes in an amount      permitted by the 1940 Act or any rule
     not to exceed 15% of the value of    thereunder, any SEC or SEC staff
     its total assets.                    interpretations thereof or any
                                          exemptions therefrom which may be
                                          granted by the SEC.

                                          In addition, the Board has adopted the
                                          following non-fundamental policy: The
                                          Fund may not borrow more than 15% of
                                          the value of its total assets.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
          CURRENT RESTRICTIONS                     PROPOSED RESTRICTIONS
--------------------------------------------------------------------------------

(d)  The Fund may not make loans,         The Fund may not make loans, except as
     except loans of portfolio            permitted by the 1940 Act or any rule
     securities and except to the         thereunder, any SEC or SEC staff
     extent the purchase of notes,        interpretations thereof or any
     bonds or other evidences of          exemptions therefrom which may be
     indebtedness, the entry into         granted by the SEC.
     repurchase agreements or deposits
     with banks may be considered
     loans.
--------------------------------------------------------------------------------
(e)  The Fund may not underwrite the      The Fund may not underwrite the
     securities of other issuers,         securities of other issuers, except
     except insofar as the Fund may be    insofar as the Fund may be deemed an
     deemed an underwriter under the      underwriter under the 1933 Act in
     1933 Act in disposing of a           disposing of a portfolio security or
     portfolio security.                  in connection with investments in
                                          other investment companies.
--------------------------------------------------------------------------------
(f)  The Fund may not purchase or hold    The Fund may not purchase or hold any
     any real estate including limited    real estate, except the Fund may
     partnership interests in real        invest in securities secured by real
     property except that the Fund may    estate or interests therein or issued
     invest in securities secured by      by persons (including real estate
     real estate or interests therein,    investment trusts) which deal in real
     or issued by persons (including      estate or interests therein.
     real estate investment trusts)
     which deal in real estate or
     interests therein.
--------------------------------------------------------------------------------
(g)  The Fund may not invest more than    The Fund may not make any investment
     5% of its total assets (taken at     inconsistent with its classification
     market) in securities of any one     as a diversified company under the
     issuer, other than the US            1940 Act.
     Government, its agencies or
     instrumentalities, buy more than
     10% of the outstanding voting
     securities or more than 10% of all
     the securities of any issuer.
--------------------------------------------------------------------------------
(h)  The Fund may not invest more than    The Fund may not invest 25% or more of
     25% of total assets at market        its total assets, at market value, in
     value in any one industry.           the securities of issuers in any
                                          particular industry, provided that
                                          this limitation shall exclude
                                          securities issued or guaranteed by the
                                          US Government or any of its agencies
                                          or instrumentalities.
--------------------------------------------------------------------------------
(i)  The Fund may not sell "short".       The restriction has been adopted as a
                                          non-fundamental restriction and will
                                          be eliminated as a fundamental
                                          restriction.
--------------------------------------------------------------------------------
(j)  The Fund may not invest to control   The restriction has been adopted as a
     or manage any company.               non-fundamental restriction and will
                                          be eliminated as a fundamental
                                          restriction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
          CURRENT RESTRICTIONS                     PROPOSED RESTRICTIONS
--------------------------------------------------------------------------------
(k)  The Fund may not purchase            The restriction will be eliminated.
     securities (other than closing
     call options) except for
     investment.
--------------------------------------------------------------------------------
(l)  The Fund may not write or purchase   The restriction will be eliminated.
     put, call, straddle or spread
     options except that the Fund may     The Fund has adopted the following
     sell covered call options listed     non-fundamental policy: The Manager
     on a national securities exchange    must seek Board approval to invest in
     or quoted on NASDAQ and purchase     any new type of option if it is of the
     closing call options so listed or    type the Fund has not previously
     quoted.                              utilized.
--------------------------------------------------------------------------------
(m)  The Fund may not invest in           The restriction will be eliminated.
     securities issued by other
     investment companies, except in
     connection with a merger,
     consolidation, acquisition or
     reorganization or for the purpose
     of hedging the Fund's obligations
     under its deferred compensation
     plan for directors.
--------------------------------------------------------------------------------
(n)  The Fund may not invest more than    The restriction will be eliminated.
     5% of the value of its total
     assets, at market value, in
     securities of any companies which,
     with their predecessors, have been
     in operation less than three
     continuous years, provided,
     however, that securities
     guaranteed by a company that
     (including predecessors) has been
     in operation at least three
     continuous years shall be excluded
     from this calculation.
--------------------------------------------------------------------------------
(o)  The Fund may not mortgage or         The restriction will be eliminated.
     pledge any of its assets, except
     to effect permitted borrowings on
     a secured basis.
--------------------------------------------------------------------------------

                                    SELIGMAN
                                     INCOME
                                   FUND, INC.



                            Notice of Special Meeting
                                 of Shareholders
                                       and
                                 Proxy Statement


                      ------------------------------------
                           Time:  November 1, 2002
                                  10:00 A.M.
                      ------------------------------------

                           Place: Offices of the Fund
                                  100 Park Avenue
                                  New York, NY 10017


                      ------------------------------------
                      Please  date,  fill in and  sign the
                      enclosed  proxy  card and mail it in
                      the enclosed  return  envelope which
                      requires no postage if mailed in the
                      United States.  You can also vote by
                      telephone  or through the  Internet.
                      Please  refer to your proxy card for
                      complete voting instructions.
                      ------------------------------------

                           SELIGMAN INCOME FUND, INC.
                                   MANAGED BY
                                     [LOGO]
                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                        INVESTMENT MANAGERS AND ADVISORS
                                ESTABLISHED 1864
                       100 PARK AVENUE, NEW YORK, NY 10017

PROXY

                           SELIGMAN INCOME FUND, INC.
                       100 Park Avenue, New York, NY 10017



                      * * * CONTROL NUMBER:           * * *

The undersigned, revoking previous proxies, acknowledges receipt of the Notice of Meeting and Proxy Statement for the Special Meeting of Shareholders of SELIGMAN INCOME FUND, INC., to be held November 1, 2002 and appoints PAUL B. GOUCHER, FRANK J. NASTA and BRIAN T. ZINO (and each of them) proxies, with power of substitution, to attend the Special Meeting (and adjournments thereof) and vote all shares the undersigned is entitled to vote upon the matters indicated on the reverse side and on any other business that may properly come before the Meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED. IF NO INSTRUCTIONS ARE GIVEN, YOUR PROXIES WILL VOTE FOR THE ELECTION OF THE NOMINEES OF THE BOARD OF DIRECTORS AND FOR ALL PROPOSALS. THE SOLICITATION OF THIS PROXY IS MADE ON BEHALF OF THE BOARD OF DIRECTORS. YOUR VOTE IS IMPORTANT. COMPLETE, SIGN ON REVERSE SIDE AND RETURN THIS CARD AS SOON AS POSSIBLE. MARK EACH VOTE WITH AN X IN THE BOX.


                                       DATED

                                       ----------------------, 2002

                                       -----------------------------
                                       Signature

                                       -----------------------------
                                       Signature

                                       Please sign exactly as your name(s)
                                       appear(s) on this proxy. Only one
                                       signature is required in case of a joint account. When signing in a representative capacity, please give title.




                        (CONTINUED ON THE REVERSE SIDE)

                 IMPORTANT: ELECTRONIC VOTING OPTIONS AVAILABLE

              Fast, convenient, easy and available 24 hours a day!

--------------------------------------    --------------------------------------
           VOTE BY TELEPHONE                         VOTE BY TELEPHONE

1.   Read the Proxy Statement and have    1.   Read the Proxy Statement and have
     this card on hand                         this card on hand

2.   Call toll-free 1-800-690-6903        2.   Go to www.proxyweb.com

3.   Enter the control number shown on    3.   Enter the control number shown on
     the reverse side and follow the           the reverse side and follow the
     simple instructions                       simple instructions

4.   Keep this card for your records      4.   Keep this card for your records
--------------------------------------    --------------------------------------

Please fill in box(es) as shown using black or blue ink or number 2 pencil.
(X) PLEASE DO NOT USE FINE POINT PENS.

    The Board of Directors recommends that you vote FOR each of the Nominees and FOR all proposals.


1.  ELECTIONS OF DIRECTOR NOMINEES:                                          [ ] FOR        [ ] WITHOLD    [ ] WITHOLDING  1.
                                                                             all nominees   all nominees   AUTHORITY
                                                                                                           for individual
                                                                                                           nominees listed
    01)  John R. Galvin         05)  John E. Merow        09)  James Q. Riordan
    02)  Paul C. Guidone        06)  Betsy S. Michel      10)  Robert L. Shafer
    03)  Alice S. Ilchman       07) William C. Morris     11)  James N. Whitson
    04)  Frank A. McPherson     08)  Leroy C. Richie      12)  Brian T. Zino



(Instruction: To withhold authority to vote for any individual nominee mark the "WITHHOLDING AUTHORITY for individual nominees listed" box at right and write that nominee's name below.)

----------------------------------------

----------------------------------------
                                                                             FOR          AGAINST        ABSTAIN
2.     Ratification of the selection of Deloitte & Touche LLP as Auditors.   [ ]            [ ]            [ ]             2.

3(a).  To approve amendments to the Fund's investment objectives.            [ ]            [ ]            [ ]             3(a).

3(b).  To approve elimination of the Fund's fundamental policy               [ ]            [ ]            [ ]             3(b).
       to invest at least 25% of the market value of its gross
       assets in cash, bonds and/or preferred stocks.

4(a).  To approve amendments to the Fund's fundamental                       [ ]            [ ]            [ ]             4(a).
       restriction regarding investments in commodities.

4(b).  To approve amendments to the Fund's fundamental restriction           [ ]            [ ]            [ ]             4(b).
       regarding the purchase of securities on margin.

4(c).  To approve amendments to the Fund's fundamental restriction           [ ]            [ ]            [ ]             4(c).
       regarding borrowing.

4(d).  To approve amendments to the Fund's fundamental restriction           [ ]            [ ]            [ ]             4(d).
       regarding lending.

4(e).  To approve amendments to the Fund's fundamental restriction           [ ]            [ ]            [ ]             4(e).
       regarding underwriting.

4(f).  To approve amendments to the Fund's fundamental restriction           [ ]            [ ]            [ ]             4(f).
       regarding purchases or sales of real estate.

4(g).  To approve amendments to the Fund's fundamental restriction           [ ]            [ ]            [ ]             4(g).
       regarding diversification.

4(h).  To approve amendments to the Fund's fundamental restriction           [ ]            [ ]            [ ]             3(h).
       regarding industry concentration.

4(i).  To approve the elimination of the Fund's fundamental restriction      [ ]            [ ]            [ ]             4(i).
       regarding short sales.

4(j).  To approve the elimination of the Fund's fundamental restriction      [ ]            [ ]            [ ]             4(j).
       regarding control or management of any company.

4(k).  To approve the elimination of the Fund's fundamental restriction      [ ]            [ ]            [ ]             4(k).
       permitting purchases of securities only for investment purposes.

4(l).  To approve the elimination of the Fund's fundamental restriction      [ ]            [ ]            [ ]             4(l).
       regarding transactions in options.

4(m).  To approve the elimination of the Fund's fundamental restriction      [ ]            [ ]            [ ]             4(m).
       regarding investment in other investment companies.

4(n).  To approve the elimination of the Fund's fundamental restriction      [ ]            [ ]            [ ]             4(n).
       regarding unseasoned companies.

4(o).  To approve the elimination of the Fund's fundamental restriction      [ ]            [ ]            [ ]             4(o).
       regarding mortgages and pledges.

                             YOUR VOTE IS IMPORTANT.

        Please complete, sign and return this card as soon as possible.